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                                                                    EXHIBIT 99.1

                         ART FLORIDA PORTFOLIO II, LTD.
           (PROPERTIES FORMERLY OWNED BY INVESTORS GENERAL ENTITIES)

          COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                               TABLE OF CONTENTS

                                                                      Page No.
                                                                      --------
INDEPENDENT AUDITOR'S REPORT ......................................       1

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES ......       2

NOTES TO COMBINED FINANCIAL STATEMENT .............................       3


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[WAGNER NOBLE & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
American Realty Trust, Inc.
Dallas, Texas


We have audited the accompanying combined statement of revenues and direct operating expenses of Art Florida Portfolio II, Ltd. (properties formerly owned by Investors General entities) for the year ended December 31, 1997. This combined statement of revenues and direct operating expenses is the responsibility of the entities' management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of American Realty Trust, Inc.) and, as described in
Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the combined statement of revenues and direct operating expenses referred to above present fairly, in all material respects, the combined revenues and direct operating expenses, as defined in Note 1, of Art Florida Portfolio II, Ltd. (properties formerly owned by Investors General entities) for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Charlotte, North Carolina
June 1, 1998.

                                                  /s/  WAGNER NOBLE & COMPANY
                                               ---------------------------------
                                                    Wagner Noble & Company



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                         ART FLORIDA PORTFOLIO II, LTD.
            PROPERTIES FORMERLY OWNED BY INVESTORS GENERAL ENTITIES)

          COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                             Properties
                                          --------------------------------------------------------------------------------
                                                       Conradi                Grand                 Morning    Park Avenue
                                          Bay Anchor    House      Daluce     Lagoon    Lee Hills     Star       Villas
                                          ----------   --------   --------   --------   ---------   --------   -----------
REVENUES:
 Net rental revenues                       $54,421     $327,856   $582,803   $365,779    $64,133    $321,337    $690,004
 Other revenues                              1,564       11,918     27,712     15,393      4,102      17,059      21,529
                                           -------     --------   --------   --------    -------    --------    --------
      Total revenues                        55,985      339,774    610,515    381,172     68,235     338,396     711,533
DIRECT OPERATING EXPENSES:
 Personnel expense                          10,395       74,013     97,448     38,424     10,987      50,872      62,993
 Property management fee                     2,242       13,579     24,401     15,249      2,728      13,537      28,436
 Administrative expense                      1,831       10,491     10,221      7,404      3,565       8,567      11,760
 Leasing expense                             1,758       18,513     12,547      3,688      2,907      10,597      14,910
 Utility expense                             2,757       23,001     51,741     22,021      1,577      18,630      10,583
 Service expense                             2,845       17,971     27,794     21,942      3,666      23,540      24,223
 Cleaning and decorating expense               955        4,868     13,097      8,204      2,469      10,260       9,627
 Repairs and maintenance expense             1,108        6,277     10,804      9,690      3,281      14,376       9,274
 Property taxes                              4,859       25,368     61,201     23,336      8,144      22,038      95,921
 Property insurance                          5,836        3,277      7,759     28,234      1,358       5,482      13,889
                                           -------     --------   --------   --------    -------    --------    --------
      Total direct operating expenses       34,586      197,358    317,013    178,192     40,682     177,899     281,616
                                           -------     --------   --------   --------    -------    --------    --------
REVENUES IN EXCESS OF DIRECT OPERATING
 EXPENSES                                  $21,399     $142,416   $293,502   $202,980    $27,553    $160,497    $429,917
                                           =======     ========   ========   ========    =======    ========    ========

                                               Properties
                                          --------------------
                                          Pinecrest   Windsor
                                            West       Towers      Total
                                          ---------   --------   ----------
REVENUES:
 Net rental revenues                      $260,671    $326,447   $2,993,451
 Other revenues                              7,683      13,608      120,568
                                          --------    --------   ----------
      Total revenues                       268,354     340,055    3,114,019
DIRECT OPERATING EXPENSES:
 Personnel expense                          42,079      58,847      446,058
 Property management fee                    10,732      13,601      124,505
 Administrative expense                      6,759       7,868       68,466
 Leasing expense                             6,809       1,121       72,850
 Utility expense                            19,656      15,701      165,667
 Service expense                            16,142      12,702      150,825
 Cleaning and decorating expense             9,405       4,123       63,008
 Repairs and maintenance expense             8,600       9,795       73,205
 Property taxes                             23,080      26,177      290,124
 Property insurance                          5,909      15,703       87,447
                                          --------    --------   ----------
      Total direct operating expenses      149,171     165,638    1,542,155
                                          --------    --------   ----------
REVENUES IN EXCESS OF DIRECT OPERATING
 EXPENSES                                 $119,183    $174,417   $1,571,864
                                          ========    ========   ==========

   The accompanying notes to financial statement are an integral part of this statement.

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                         ART FLORIDA PORTFOLIO II, LTD.
           (PROPERTIES FORMERLY OWNED BY INVESTORS GENERAL ENTITIES)

                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

1.   ORGANIZATION AND BASIS OF PRESENTATION:

     The following properties were owned as of December 31, 1997, by various entities affiliated with Investors General, Inc. and related companies. Subsequent to January 1, 1998, the individual properties or the effective economic interest in the properties were acquired by Art Florida Portfolio II, Ltd.

   Property Name                 Description            Location                Former Owner
   -------------                 -----------            --------                ------------
    Bay Anchor              12 Residential Units     Panama City, FL        Investors Synd. Ltd. IV
  Conradi House             98 Residential Units     Tallahassee, FL           Opportunity Fund
      Daluce               112 Residential Units     Tallahassee, FL        Investors Synd. Ltd. IV
   Grand Lagoon             54 Residential Units     Panama City, FL        Investors Synd. Ltd. VI
     Lee Hills              16 Residential Units     Tallahassee, FL        Investors Synd. Ltd. IV
   Morning Star             82 Residential Units     Tallahassee, FL        Investors Synd. Ltd. IV
Park Avenue Villas         121 Residential Units     Tallahassee, FL        Investors Synd. Ltd. VI
  Pinecrest West            48 Residential Units     Tallahassee, FL        Investors Synd. Ltd. IV
  Windsor Towers            64 Residential Units        Ocala, FL             IG Capital Holdings

     The accompanying combined statement of revenues and direct operating expenses combines the accounts of properties which were previously owned by various entities. There were no material intercompany transactions between the properties.

     Management of the properties defines direct operating expenses to include the specific expense items shown on the accompanying combined statement of revenues and direct operating expenses. In accordance with this definition, the statement does not include interest expense, replacements, professional fees, certain administrative expenses, additional management fees, loss on disposition of property, or provisions for depreciation and amortization. The statement also excludes interest income other than that earned directly in property accounts and any provision for income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.



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2. ACCOUNTING ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.

3. RELATED PARTY TRANSACTIONS:

     The combined entities paid Investors General, Inc. approximately $20,000 for property management fee which are included in this financial statement. As of December 31, 1997, Investors General, Inc. or its affiliates owned directly or indirectly the controlling interest in each entity.




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